UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2010 (August 31, 2010)
FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12117	75-1328153

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3813 Green Hills Village Drive Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)
(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 31, 2010, First Acceptance Corporation issued a press release announcing its results of operations for the quarter and fiscal year ended June 30, 2010. The text of the release is set forth in Exhibit 99.
Item 7.01. Regulation FD Disclosure.
     On August 31, 2010, First Acceptance Corporation issued a press release announcing its results of operations for the quarter and fiscal year ended June 30, 2010. The text of the release is set forth in Exhibit 99.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     99       Press release dated August 31, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Stephen J. Harrison
Stephen J. Harrison
Chief Executive Officer

Date: August 31, 2010

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press release dated August 31, 2010